RNC GENTER DIVIDEND INCOME FUND
A series of the Investment Managers Series Trust

SUPPLEMENT DATED DECEMBER 18, 2009
To The Prospectus Dated January 5, 2009 as Amended on January 21, 2009

Effective January 1, 2010, the following replaces the section titled “Fees and Expenses” on page 5 of the Prospectus:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)*
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.90%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses	12.99%
Total annual fund operating expenses	14.14%
Expense waiver and reimbursements[2]	(12.89%)
Net operating expenses	1.25%

[1]	The Fund charges a 2% fee if you redeem shares of the Fund within 30 days of purchase.

[2]
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of average daily net assets of the Fund.  This agreement is in effect until January 1, 2013, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

*
The Fund’s transfer agent, UMB Fund Services, Inc. (“Transfer Agent”), charges a $15 fee ($20 for Saturday delivery) for redemption proceeds paid via wire transfer or by check sent via overnight delivery.  There is also a $15 annual maintenance fee on retirement accounts and a $15 fee for each redemption from a retirement account.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RNC Genter Dividend Income Fund:

One Year	Three Years
$127	$397

Please file this Prospectus Supplement with your records.